Long-Term Debt, Net, SoftBank Debt Financing and Interest Expense	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Long-Term Debt, Net, SoftBank Debt Financing and Interest Expense
Note 17. Long-Term Debt, Net, SoftBank Debt Financing and Interest Expense
Long-term debt, net consists of the following:

	Maturity Year	Interest Rate	December 31, 2022	December 31, 2021
(Amounts in millions, except percentages)
7.875% Senior Notes:
Outstanding principal balance	2025	7.875%	$669	$669
Less: unamortized debt issuance costs			(7)	(9)
Total 7.875% Senior Notes, net			662	660
Junior LC Tranche (Note 26):
Outstanding principal balance(1)	2025	9.593%	350	—
Less: unamortized debt issuance costs			(7)	—
Total Junior LC Tranche, net			343	—
Other Loans:
Outstanding principal balance	2023 - 2026	3.3% - 20.9%	25	35
Less: current portion of Other Loans (See Note 15)			(22)	(29)
Total non-current portion Other Loans, net			3	6
Total long-term debt, net			$1,008	$666

(1)As of December 31, 2022, the reimbursement obligations under the Junior LC Tranche bear interest at the Term SOFR Rate with a floor of 0.75%, plus 6.50%. In February 2023, the Credit Agreement was amended to, among other things, increase the Junior LC Tranche to $470 million and extend the termination to March 2025 and increase the interest on the reimbursement obligations under the Junior LC Tranche to the Term SOFR Rate plus 9.90%, See Note 26 for details on amendment to the Credit Agreement.
7.875% Senior Notes — In April 2018, the Company issued $702 million in aggregate principal amount of unsecured senior notes due 2025 (the “7.875% Senior Notes”) at a 7.875% interest rate in a private offering pursuant to Rule 144A and Regulation S under the Securities Act. The Company's gross proceeds of $702 million from the issuance of the 7.875% Senior Notes were recorded net of debt issuance costs of $17 million. During 2019, the Company repurchased $33 million in aggregate principal amount of the 7.875% Senior Notes. The debt issuance costs are deferred and will be amortized into interest expense over the term of the 7.875% Senior Notes using the effective interest method. Interest on the 7.875% Senior Notes accrues and is payable in cash semi-annually in arrears on May 1 and November 1 of each year. The Company may redeem the 7.875% Senior Notes, in whole or in part, at any time prior to maturity, subject to certain make-whole premiums. The 7.875% Senior Notes mature on May 1, 2025 at 100% of par.
No 7.875% Senior Notes were repurchased during the years ended December 31, 2022 and 2021. As of December 31, 2022 and 2021, $669 million in aggregate principal amount remains outstanding.
Upon the occurrence of certain change of control triggering events, the Company may be required to repurchase the 7.875% Senior Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest through the date of repurchase. The 7.875% Senior Notes contain certain restrictive covenants that limit the Company's ability to create certain liens, to enter into certain affiliated transactions and to consolidate or merge with, or convey, transfer or lease all or substantially all of its assets, subject to important qualifications and exceptions.
The 7.875% Senior Notes (i) rank equally in right of payment with the 5.00% Senior Notes, any payment obligations under the Credit Agreement and the Secured Notes and any existing and future senior indebtedness of the Company, (ii) are senior in right of payment to any existing and future subordinated obligations of the Company, and (iii) are effectively subordinated to all secured indebtedness of the Company (including obligations under the Credit Agreement and the Secured Notes discussed in Note 26) to the extent of the value of the collateral securing such indebtedness, and are structurally subordinated to all liabilities of any subsidiary that does not guarantee the 7.875% Senior Notes.
The 7.875% Senior Notes are unconditionally guaranteed on a senior basis by each of our subsidiaries that guarantees obligations under the Credit Agreement or certain other indebtedness of the Company as a guarantor, including the 5.00% Senior Notes and the Secured Notes. As of December 31, 2022, each restricted subsidiary that guaranteed obligations under the Credit Agreement, the 5.00% Senior Notes and the Secured Notes discussed in Note 26 also guaranteed the 7.875% Senior Notes.
Subsequent to the July 2019 legal entity reorganization, WeWork Companies LLC and WW Co-Obligor Inc. (together, the "Issuers") are co-obligors of the 7.875% Senior Notes, which notes are also fully and unconditionally guaranteed by WeWork Inc. WeWork Inc. and the other subsidiaries that sit above WeWork Companies LLC in our legal structure are holding companies that conduct substantially all of their business operations through WeWork Companies LLC. As of December 31, 2022, based on the covenants and other restrictions of the 7.875% Senior Notes, WeWork Companies LLC is restricted in its ability to transfer funds by loans, advances or dividends to WeWork Inc. and as a result all of the net assets of WeWork Companies LLC are considered restricted net assets of WeWork Inc. See the Supplementary Information — Consolidating Balance Sheet, for additional details regarding the net assets of WeWork Companies LLC.
The indenture that governs the 7.875% Senior Notes (the "Unsecured Indenture") restricts us from incurring indebtedness or liens or making certain investments or distributions, subject to a number of exceptions. Certain of these exceptions included in the Unsecured Indenture are subject to us having Minimum Growth-Adjusted EBITDA (as defined in the Unsecured Indenture) for the most recent four consecutive fiscal quarters. For incurrences in fiscal years ending December 31, 2022-2025, the Minimum Growth-Adjusted EBITDA required for the immediately preceding four consecutive fiscal quarters is $2.0 billion. For the four quarters ended December 31, 2022, the Company's Minimum Growth-Adjusted EBITDA, as calculated in accordance with the Unsecured Indenture, was less than the $2.0 billion requirement effective as of January 1, 2022. As a result, the Company was restricted in its ability to incur certain new indebtedness in certain circumstances, unless such Minimum Growth-Adjusted EBITDA increases above the threshold required. The restrictions of the Unsecured Indenture do not impact our ability to access the unfunded commitments pursuant to the Secured NPA.
Other Loans — As of December 31, 2022 and 2021, the Company had various other loans (the “Other Loans”) with outstanding principal amounts of $25 million and $35 million, respectively, and interest rates ranging from 3.3% and 20.9%, respectively. During the years ended December 31, 2022 and 2021, the Company repaid $6 million and $4 million, respectively, of principal and recorded no loss on extinguishment of debt in connection with the prepayment of principal of Other Loans. During the year ended December 31, 2020 the Company repaid $54.5 million of principal and recorded a $1.0 million loss on extinguishment of debt in connection with the prepayment of principal of Other Loans during the year ended December 31, 2020.
424 Fifth Venture Loans — On February 8, 2019, the 424 Fifth Venture entered into three loans (collectively, the "424 Fifth Venture Loans") relating to the 424 Fifth Property and development project with availability totaling $900 million. In March 2020, the 424 Fifth Property was sold and a portion of the sale proceeds were utilized to repay the principal and interest outstanding on the 424 Fifth Venture Loans in full. The Company accounted for this repayment as a debt extinguishment in accordance with ASC 470, Debt and recorded a loss of $72 million included within loss on extinguishment of debt on the Consolidated Statements of Operations for the year ended December 31, 2020. The loss on extinguishment represents the difference between the $757 million in cash paid, including a prepayment penalty and various other closing costs totaling $56 million and the net carrying amount of the debt and unamortized debt issuance costs immediately prior to the extinguishment of $685 million. This extinguishment was not considered to be a troubled debt restructuring.
During 2020, for the period prior to extinguishment, the weighted average interest rate on the 424 Fifth Venture Loans was 7.8% and $10 million of interest expense was originally included within the Company's construction in progress balance as a component of property and equipment, immediately prior to the sale, as the 424 Fifth Property was under development and not ready for its intended use before it was sold.
The 424 Fifth Venture Loans were secured only by the assets and equity of the 424 Fifth Venture, and were recourse to the Company in certain limited circumstances, and the Company had provided certain customary performance guarantees standard for real estate and construction financing.
SoftBank Debt Financing— In October 2019, in connection with the SoftBank Transactions, the Company entered into an agreement with SBG for additional financing (the "SoftBank Debt Financing"). The agreement included a commitment from SBG for the provision of (i) $1.1 billion in senior secured debt in the form of senior secured notes or a first lien term loan facility (the "SoftBank Senior Secured Notes"), (ii) $2.2 billion of 5.00% Senior Notes with associated warrants issued to SBG to purchase 71,541,399 shares of the Company’s Series H-3 Convertible Preferred Stock or Series H-4 Convertible Preferred Stock at an exercise price of $0.01 per share and (iii) credit support for a $1.75 billion letter of credit facility (the "2020 LC Facility") with associated warrants issued to SoftBank Obligor to purchase 35,770,699 shares of the Company’s Series H-3 Convertible Preferred Stock or Series H-4 Convertible Preferred Stock at an exercise price of $0.01 per share.
In December 2021, in connection with the LC Facility Extension, the Company issued to SBG a warrant (the "LC Warrant") to purchase 11,923,567 shares of Class A common stock at a price per share equal to $0.01. In March 2022, the LC Warrant was transferred to SVF II WW (DE) LLC. See Note 23 for additional details regarding the LC Warrant.
Secured Notes
The funding of the $1.1 billion of SoftBank Senior Secured Notes originally contemplated per the Master Transaction Agreement was contingent on the completion of the 2020 Tender Offer (as defined in Note 24), and the 2020 Tender Offer was not completed, therefore the SoftBank Senior Secured Notes was also considered terminated in April 2020. See Note 24 for additional details regarding the 2020 Tender
Offer. During the year ended December 31, 2020, the Company expensed $6 million of financing costs previously deferred in connection with the SoftBank Senior Secured Notes included within selling, general and administrative expenses on the accompanying Consolidated Statements of Operations.
In August 2020, the Issuers entered into a Master Senior Secured Notes Note Purchase Agreement (the "Master Senior Secured Notes Note Purchase Agreement") for up to an aggregate principal amount of $1.1 billion of senior secured debt in the form of 12.50% senior secured notes.
In March 2021, the Issuer and StarBright WW LP, an affiliate of SoftBank ("the Notes Purchaser") agreed to amend and restate the terms of the Master Senior Secured Notes Note Purchase Agreement that governs the SoftBank Senior Secured Notes allowing the Company to borrow up to an aggregate principal amount of $550 million of senior secured debt in the form of 7.50% senior secured notes.
In October 2021, the Issuers and the Notes Purchaser entered into the Amended and Restated Master Senior Secured Notes Note Purchase Agreement (as amended, waived or otherwise modified from time to time, the "Secured NPA") for up to an aggregate principal amount of $550 million of senior secured debt in the form of 7.50% senior secured notes (the "Secured Notes"). Entry into the Secured NPA superseded and terminated the Master Senior Secured Notes Note Purchase Agreement and the letter agreement pursuant to which the Company would enter into the Secured NPA. In December 2021, the Issuers and the Notes Purchaser entered into an amendment to the Secured NPA pursuant to which the Notes Purchaser agreed to extend its commitment to purchase up to an aggregate principal amount of $500 million of Secured Notes that may be issued by the Issuers under the Secured NPA from February 12, 2023 to February 12, 2024.
In November 2022, the Issuers, the Notes Purchaser and SVF II, entered into a second amendment to the Secured NPA pursuant to which, among other things and subject to the terms and conditions set forth therein, (i) the Commitment, Draw Period (each as defined in the Secured NPA), and maturity date of the Secured Notes were extended from February 12, 2024 to March 15, 2025 (such period from February 12, 2024 to March 15, 2025, the “Second Extension Period”), (ii) the maximum aggregate principal amount of Secured Notes subject to the Commitment or that may be issued and outstanding at any time was reduced to $500 million , subject to potential additional reductions to approximately $446 million during the Second Extension Period to take into account interest that may accrue and be payable in-kind during such period, (iii) the interest per annum payable on the Secured Notes outstanding during all or a portion of the Second Extension Period will increase from 7.50% to 11.00% during such period and such interest shall be payable in-kind during such period by increasing the principal amount of the Secured Notes then outstanding, (iv) the Notes Purchaser assigned its rights and obligations under the Secured NPA to SVF II and (v) the Company agreed to pay SVF II a commitment fee of $10 million, to be paid in quarterly installments beginning on January 10, 2024. The Company has the ability to draw the Secured Notes under the Secured NPA until March 15, 2025. Following the entry into the Transaction Support Agreement (as defined herein) in March 2023, the Company may draw upon the remaining $250 million in aggregate principal of Secured Notes, each draw subject to the terms of the Secured NPA, subject to the following schedule: (i) a draw request of $50 million which may be made no earlier than April 1, 2023; (ii) a subsequent draw request of no more than $75 million which may be made no earlier than May 1, 2023; (iii) another subsequent draw request of no more than $75 million which may be made no earlier than June 1, 2023; and if applicable, (iv) a draw request of $50 million thereafter.
As of December 31, 2022 and 2021, no draw notices had been delivered pursuant to the Secured NPA and no Secured Notes were outstanding. In January 2023, the Issuers issued and sold $250 million of Secured Notes to SVF II under the Secured NPA.
5.00% Senior Notes
To formalize SBG's October 2019 commitment to provide WeWork Companies LLC with up to $2.2 billion of unsecured debt, on December 27, 2019, the Issuers and the Notes Purchaser, entered into a Master Senior Unsecured Notes Note Purchase Agreement (as amended, waived or otherwise modified from time to time, the “Unsecured NPA”), pursuant to which the Notes Purchaser agreed to purchase from the
Issuers up to $2.2 billion of 5.00% Senior Notes due 2025 (the "5.00% Senior Notes"). Starting on July 10, 2020, the Issuers issued and sold $2.2 billion of 5.00% Senior Notes in multiple closings to the Notes Purchaser.
The 5.00% Senior Notes will mature on July 10, 2025 and bear interest at 5.00% per annum, payable semi-annually in cash. However, because the associated warrants obligated the Company to issue shares in the future, the implied interest rate upon closing was approximately 11.69%.
Pursuant to the Unsecured NPA, the Notes Purchaser may notify the Issuer that it intends to engage an investment bank or investment banks to offer and sell all or a portion of the 5.00% Senior Notes outstanding to third-party investors in a private placement.
On December 16, 2021, following the Notes Purchaser's exercise of its resale rights under the Unsecured NPA, the Issuers amended and restated the Original Unsecured Indenture (as so amended, the A&R Unsecured Indenture") to subdivide the 5.00% Senior Notes into two series, one of which consisted of $550 million in aggregate principal amount of 5.00% Senior Notes due 2025, Series II (the "5.00% Senior Notes, Series II"), and the other consisted of the remaining $1.65 billion in aggregate principal amount of 5.00% Senior Notes due 2025, Series I (the "5.00% Senior Notes, Series I"), and the Notes Purchaser (through certain initial purchasers) resold the 5.00% Senior Notes, Series II, to qualified investors in a private offering exempt from registration under the Securities Act. The 5.00% Senior Notes, Series I, remain held by the Notes Purchaser. The A&R Unsecured Indenture contains negative covenants that are substantially similar to those included in the Unsecured Indenture, as further described above.
As of December 31, 2022, an aggregate principal amount of $2.2 billion of 5.00% Senior Notes were issued and none remained available for draw. The aggregate principal amount of $2.2 billion is reflected as 5.00% Senior Notes on the Consolidated Balance Sheets as of December 31, 2022 and 2021.
SoftBank Debt Financing Costs due to SBG
In connection with the 5.00% Senior Notes, the warrants issued to SoftBank Obligor in December 2019 to purchase 71,541,399 shares of the Company’s Series H-3 Convertible Preferred Stock or Series H-4 Convertible Preferred Stock at an exercise price of $0.01 per share (the "SoftBank Senior Unsecured Notes Warrant"), were valued at $569 million at issuance and capitalized as a deferred financing cost and included, net of accumulated amortization, as a component of other assets on the accompanying Consolidated Balance Sheets as of December 31, 2022 and 2021. This asset will be amortized into interest expense over the five year life of the 5.00% Senior Notes.
In connection with the agreement by SoftBank Obligor to provide credit support for the 2020 LC Facility, the warrants issued to SoftBank Obligor in December 2019 to purchase 35,770,699 shares of the Company’s Series H-3 Convertible Preferred Stock or Series H-4 Convertible Preferred Stock at an exercise price of $0.01 per share (the "2020 LC Facility Warrant"), were valued at $284 million at issuance and capitalized as a deferred financing cost and included, net of accumulated amortization, as a component of other assets on the accompanying Consolidated Balance Sheets as of December 31, 2022 and 2021. This asset was initially amortized into interest expense from February 10, 2020 through February 10, 2023, and was extended through February 9, 2024 in connection LC Facility Extension (as defined in Note 26).
The warrants issued to SoftBank Obligor in December 2021 to purchase 11,923,567 shares of Class A common stock at an exercise price equal to $0.01 per share, were issued in connection with the LC Facility Extension (the "LC Warrant"), were valued at $102 million at issuance and capitalized as a deferred financing cost and included, net of accumulated amortization, as a component of other assets on the accompanying Consolidated Balance Sheets as of December 31, 2022 and 2021. This asset will be amortized into interest expense from December 6, 2021 through February 9, 2024, the remaining life of the extended 2020 LC Facility.
Other than customary adjustments for recapitalizations and other reorganizations, the warrants associated with the SoftBank Senior Unsecured Notes Warrant and the 2020 LC Facility Warrant (collectively, the "Penny Warrants" or the "SoftBank Debt Financing Warrant Liability") were subject to anti-dilution protection for any increase in the Company's capital stock outstanding prior to December 27, 2020. As a result SoftBank Obligor was entitled to an additional 5,057,306 number of warrants that were also outstanding as of December 31, 2020. The Penny Warrants became exercisable on April 1, 2020 and expire on December 27, 2024. In August 2021, the Penny Warrants were transferred to a wholly-owned subsidiary of SBG. Upon contract signing, the Company recorded an ASC 480 liability representing the fair value of the Penny Warrants. The measurement of the Penny Warrants is considered to be a Level 3 fair value measurement, as it was determined using observable and unobservable inputs. As of December 31, 2020, the SoftBank Debt Financing Warrant Liability totaled $419 million and was included as a component of the warrant liabilities, net on the accompanying Consolidated Balance Sheets. Upon the Business Combination, the SoftBank Debt Financing Warrant Liability was exchanged into WeWork Class A Common stock warrants, pursuant to the terms of the Merger Agreement. The WeWork Class A Common Stock warrants exchanged for the SoftBank Debt Financing Warrant Liability are equity-classified warrants and recognized in additional paid-in capital accompanying in the Consolidated Balance Sheets as of December 31, 2022 and 2021. See Note 23 for details of equity-classified warrants.
In May 2022, WeWork Companies LLC entered into an amendment to the Credit Agreement (as discussed in Note 26) pursuant to which, among other things, the existing 2020 LC Facility was amended and subdivided into the $1.25 billion Senior LC Tranche, which was then scheduled to automatically decrease to $1.05 billion in February 2023 and terminate in February 2024, and a $350 million Junior LC Tranche which was then scheduled to terminate in November 2023 (both as defined in Note 26). In December 2022, the Company entered into a further amendment to the Credit Agreement (as discussed in Note 26) pursuant to which, among other things, (i) the termination date of the existing Senior LC Tranche was extended to March 14, 2025, and (ii) the Senior LC Tranche was reduced to $1.1 billion, with a further decrease to $930 million on February 10, 2023. The amendments to the Credit Agreement were accounted for under ASC 470-50, Debt - Modifications and Extinguishments, whereby the unamortized deferred financing costs associated with all creditors under the Senior LC Tranche will be expensed in proportion to each creditor’s reduction in borrowing capacity. During the year ended December 31, 2022, the Company expensed $58 million of such unamortized deferred financing costs included as a component of interest expense on the Consolidated Statements of Operations. The remaining unamortized costs will be amortized over the term of the amended facility. In connection with the amendments to the Credit Agreement, $54 million of related costs were capitalized as a deferred financing cost and included, net of accumulated amortization, as a component of other assets on the accompanying Consolidated Balance Sheets as of December 31, 2022. In February 2023, the Company entered into a further amendment to the Credit Agreement (as discussed in Note 26) pursuant to which, among other things, the Junior LC Tranche was increased to $470 million and extended to terminate in March 2025, and the Senior LC Tranche was increased from $930 million to $960 million.
The Company also agreed to reimburse SBG for all fees and expenses incurred in connection with the SoftBank Transactions in an aggregate amount up to $50 million of which $35 million were paid as of December 31, 2021. During the year ended December 31, 2022, SBG waived its right to be reimbursed for $7 million of the remaining obligation. During the years ended December 31, 2022 and 2021, the Company made no additional payments on these obligations to SBG. As of December 31, 2022 and 2021, $8 million and $15 million, respectively, were included as a component of accounts payable and accrued expenses on the accompanying Consolidated Balance Sheets. In 2019, the Company allocated $20 million of the total costs as deferred financing costs included, net of accumulated amortization within other assets on the Consolidated Balance Sheets which will be amortized into interest expense over the life of the debt facility to which it was allocated. During the year ended December 31, 2020, $5 million of these costs were written off and were allocated to the terminated SoftBank Senior Secured Notes noted above. The Company allocated $15 million as equity issuance costs associated with the 2019 Warrant (as defined in Note 16), recorded as a reduction of the Series H-1 Preferred Share balance on the
Consolidated Balance Sheets during the fourth quarter of 2019. The remaining $15 million was expensed as a transaction cost during the fourth quarter of 2019 as it related to various other components of the SoftBank Transactions which did not qualify for capitalization.
SoftBank Debt Financing Costs due to Third Parties
As of December 31, 2022 and 2021, the Company had capitalized a total of $23 million and $8 million, respectively, in net debt issuance costs paid or payable to third parties associated with the SoftBank Debt Financing and related amendments which will be amortized over a three- to five-year period. Such costs were capitalized as deferred financing costs and included as a component of other assets, net of accumulated amortization, on the accompanying Consolidated Balance Sheets.
Principal Maturities — Combined aggregate principal payments for current and long-term debt as of December 31, 2022 are as follows:

(Amounts in millions)	Long-term debt	5.00% Senior Notes	Total Long-Term Debt and SoftBank Debt Financing
2023	$22	$—	$22
2024	2	—	2
2025	1,019	2,200	3,219
2026	1	—	1
2027	—	—	—
2028 and beyond	—	—	—
Total minimum payments	$1,044	$2,200	$3,244

Interest Expense — The Company recorded the following Interest expense in the Consolidated Statements of Operations:

	Year Ended December 31,
(Amounts in millions)	2022	2021	2020
Interest expense on long-term debt and SoftBank debt financing:
5.00% Senior Notes	$110	$99	$15
2020 LC Facility and LC Debt Facility (Note 26)	85	82	70
7.875% Senior Notes	53	53	53
Other	9	11	21
Total interest expense on long-term debt	257	245	159
Deferred financing costs amortization (Note 14):
SoftBank unsecured deferred financing costs	106	106	80
SoftBank LC deferred financing costs(1)	144	101	90
Other debt financing costs	9	3	2
Total deferred financing costs amortization	259	210	172
Total interest expense	$516	$455	$331

(1)The year ended December 31, 2022 included $58 million of deferred financing costs expensed in connection with the amendments to the Credit Agreement (as discussed in Note 26).